Subsequent events	9 Months Ended
Sep. 30, 2018
Subsequent events
Subsequent events

13. Subsequent events

On October 17, 2018, voxeljet issued 972,000 ordinary shares, equivalent to 4,860,000 American Depository Shares (“ADS”), at an offering price of USD 2.57 per ADS (the “Public Offering Price”). The Company received net proceeds of approximately EUR 9.2 million. Members of our management board, who are also significant shareholders, purchased an aggregate number of 233,462 ADSs in this offering at the Public Offering Price.

On November 8, 2018, voxeljet closed the over-allotment transaction in which it issued additional 144,000 ordinary shares, equivalent to 720,000 ADSs, upon the exercise of the over-allotment option exercised by the underwriter on November 1, 2018. The Company received net proceeds of approximately EUR 1.4 million.